UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 27, 2006
Telecomm Sales Network, Inc.
(Exact name of registrant as specified in its charter)
DELAWARE	333-123365	20-1602779
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
116 Morlake Drive - Suite 201 - Mooresville, NC 28117
(Address of principal executive offices & zip code)

Registrant's telephone number, including area code:  (512) 236-0925

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

          Commencing on or about November 27, 2006, Telecomm Sales Network, Inc. (“Telecomm”) distributed a notice of its January 8, 2007 special meeting of stockholders, proxy statement and proxy card to its stockholders of record as of the close of business on November 15, 2006.

The notice of special meeting of stockholders, the proxy statement and proxy card are contained in Exhibit 99.1 hereto.

Exhibit 99.1 is being furnished and shall not be deemed to be “filed” with the Securities and Exchange Commission.

Such exhibit will not be incorporated by reference into any filing of Telecomm with the Securities and Exchange Commission, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

Item 9.01 Financial Statements and Exhibits.

Exhibits
EX-99.1	Notice to stockholders, proxy statement and proxy card for the January 2007 special meeting of stockholders of Telecomm Sales Network, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Telecomm Sales Network, Inc.
Date: November 28, 2006	By:	/s/ J. Lloyd Breedlove
J. Lloyd Breedlove President, Chief Executive Officer